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                                                                   EXHIBIT 10.2

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                         WITH SILVERLEAF RESORTS, INC.




         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Agreement") is made between SILVERLEAF RESORTS, INC., a Texas corporation ("Silverleaf"), and SHARON K. BRAYFIELD (the "Employee").


                                R E C I T A L S:

         A. Employee and Silverleaf have previously entered into that certain Employment Agreement between them, dated effective as of January 1, 1997 (the "Employment Agreement"); and

         B. Silverleaf and Employee now desire to amend certain provisions of the Employment Agreement.

         NOW, THEREFORE, in consideration of the premises and terms hereinafter set forth, the parties agree as follows:


                               A G R E E M E N T:

         SECTION 1. AMENDMENT OF BASE COMPENSATION. Effective as of the Effective Date of this First Amendment, Employee's base compensation under
Section 3(a) of the Employment Agreement is amended to provide for base compensation computed at the annual rate of FOUR HUNDRED THIRTY FIVE THOUSAND AND NO/100 DOLLARS ($435,000).

         SECTION 2. AMENDMENT OF ADDITIONAL INCENTIVE COMPENSATION. Effective as of the Effective Date of this First Amendment, Employee's additional weekly incentive compensation under Section 3(b) of the Employment Agreement is amended to reduce the percentage of net sales described therein to 125/1,000ths percent (0.125%).

         SECTION 3. RATIFICATION. Except as amended by this First Amendment, Silverleaf and Employee hereby ratify and confirm in all respects the terms and conditions of the Employment Agreement.
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         SECTION 4.       EFFECTIVE DATE.  This Amendment is executed on the
date set forth below, but shall be effective as of July 1, 1998 (the "Effective Date").

         Executed this 31st day of July, 1998.

                                        "SILVERLEAF"

                                        SILVERLEAF RESORTS, INC.



                                        By: /s/ ROBERT E. MEAD
                                           -----------------------------------
                                           Robert E. Mead, Chief Executive
                                           Officer


                                        "EMPLOYEE"

                                        /s/ SHARON K. BRAYFIELD
                                        --------------------------------------
                                        SHARON K. BRAYFIELD



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